UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Prudential Jennison Mid-Cap Growth Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2019

Date of reporting period:	8/31/2019

Item 1 – Reports to Stockholders

PGIM JENNISON MID-CAP GROWTH FUND

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•	Several information technology holdings were strong contributors to the Fund’s return, including ServiceNow, Worldpay, and Red Hat.

•	Health care and industrials also contributed to the Fund’s return in aggregate, but notable contributors were found in other sectors, including SBA Communications and Dollar General.

•	The financials, consumer discretionary, and energy sectors hurt the Fund’s performance. Individual detractors were found in several different sectors, including Stericycle and XPO Logistics.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Mid-Cap Growth Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Mid-Cap Growth Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Mid-Cap Growth Fund

October 15, 2019

PGIM Jennison Mid-Cap Growth Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.93	7.55	12.00	—
Class B	5.60	7.84	11.81	—
Class C	8.52	8.02	11.86	—
Class R	9.74	8.56	12.41	—
Class Z	10.29	9.08	12.97	—
Class R2	9.93	N/A	N/A	10.74 (12/27/17)
Class R4	10.24	N/A	N/A	11.04 (12/27/17)
Class R6	10.52	9.29	N/A	11.09 (1/18/11)
Russell Midcap Growth Index
	5.96	10.72	14.85	—
Russell Midcap Index
	0.54	7.94	13.48	—
Lipper Mid-Cap Growth Funds Average
	3.93	10.22	13.76	—

	Average Annual Total Returns as of 8/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.98	8.78	12.64	—
Class B	8.92	7.92	11.81	—
Class C	9.19	8.02	11.86	—
Class R	9.74	8.56	12.41	—
Class Z	10.29	9.08	12.97	—
Class R2	9.93	N/A	N/A	10.74 (12/27/17)
Class R4	10.24	N/A	N/A	11.04 (12/27/17)
Class R6	10.52	9.29	N/A	11.09 (1/18/11)
Russell Midcap Growth Index
	5.96	10.72	14.85	—
Russell Midcap Index
	0.54	7.94	13.48	—
Lipper Mid-Cap Growth Funds Average
	3.93	10.22	13.76	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell Midcap Growth Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2009) and the account values at the end of the current fiscal year (August 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Jennison Mid-Cap Growth Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell Midcap Growth Index—The Russell Midcap Growth Index is an unmanaged, market-value-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The average annual total returns for the Russell Midcap Growth Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 11.93% and 12.49% for Class R6 shares.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The average annual total returns for the Russell Midcap Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 5.16% and 11.10% for Class R6 shares.

Lipper Mid-Cap Growth Funds Average—The Lipper Mid-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mid-Cap Growth Funds universe for the periods noted.

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Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 11.81% and 11.55% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings as of 8/31/19

Ten Largest Holdings	Line of Business*	% of Net Assets
Fidelity National Information Services, Inc.	IT Services	2.8%
SBA Communications Corp.	Equity Real Estate Investment Trusts (REITs)	2.6%
Marvell Technology Group Ltd.	Semiconductors & Semiconductor Equipment	2.4%
Fiserv, Inc.	IT Services	2.4%
CDW Corp.	Electronic Equipment, Instruments & Components	2.2%
IQVIA Holdings, Inc.	Life Sciences Tools & Services	2.2%
IHS Markit Ltd.	Professional Services	2.2%
Burlington Stores, Inc.	Specialty Retail	2.1%
Global Payments, Inc.	IT Services	2.1%
Roper Technologies, Inc.	Industrial Conglomerates	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

*Subject to change.

PGIM Jennison Mid-Cap Growth Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Mid-cap Growth Fund’s Class Z shares returned 10.29% in the 12-month reporting period that ended August 31, 2019, outperforming the 5.96% of the Russell Midcap Growth Index (the Index) and the 3.93% return of the Lipper Mid-Cap Growth Funds Average.

What was the market environment?

•

Equity markets were volatile in the period. At the outset (in September 2018), global gross domestic product growth was accelerating, the US labor market was strengthening, and lower US corporate tax rates were helping boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt equity market sell-off in the fourth quarter of 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the state of US trade alliances with other major trading partners, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded early in 2019 as the Federal Reserve (the Fed) signaled a pause in its federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.

•	Markets declined again late in the period as trade discord between the US and China (the world’s two largest economies) escalated.

•	In the Index, defensive sectors like real estate and consumer staples performed the best. Energy and health care declined.

What worked?

•	Several information technology (IT) holdings were strong contributors to the Fund’s return.

•

ServiceNow Inc. is a leader in software-as-a-service (SaaS) IT service management. (SasS is a distribution model in which a third-party provider hosts software applications and makes them available to clients over the internet.) Financial results were strong in the reporting period as the company continued to lay the foundation for further sustainable growth. Jennison finds it particularly impressive that the company’s core IT service management and IT operations management businesses accelerated over the course of 2018 and that its emerging products are reaching critical mass. ServiceNow said it plans to launch one to two new products each year, which Jennison sees as potential drivers of long-term growth.

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•

Worldpay Inc. provides credit and debit card processing and settlement services for merchants across in-store, mobile, and e-commerce. Its share price rose on solid earnings with impressive technology solutions growth and positive revenue and cost synergies from its January 2018 combination with Vantiv Inc. Later in the period, Worldpay merged with Fidelity National Information Services Inc., which also provided a boost to share price.

•

Shares of Red Hat Inc., the market-leading vendor of Linux, an open-source computer operating system, advanced sharply in October 2018 on news it would be acquired by IBM Corp. The position was later eliminated, as Jennison believed it was fully valued.

•	Health care and industrials also contributed to the Fund’s return in aggregate, but notable contributors were found in other sectors:

•

SBA Communications Corp. is a provider and owner and operator of wireless communications infrastructure in North, Central, and South America. SBA generates revenue from site leasing and site development services. Shares rose on strong earnings. In Jennison’s view, the company remains well-positioned to benefit from industry trends of rising data usage and increased carrier activity, particularly over the next several years as wireless networks adopt fifth-generation, or 5G, technology.

•

Dollar General Corp., a discount retail chain, reported strong quarterly results during the period and raised guidance. Top-line trends showed strength. Jennison sees a deep pipeline of initiatives that should continue to drive growth and finds Dollar General well-positioned to capture market share because of its value offering and convenient shopping experience.

What didn’t work?

•	The financials, consumer discretionary, and energy sectors hurt the Fund’s performance. Individual detractors were found in several different sectors:

•

GrubHub Inc. provides an online and mobile platform for restaurant pickup and delivery orders. The stock’s decline during the period can be attributed to a large spending increase in marketing and advertising. In Jennison’s view, these expenses will prove to be short term in nature and should ultimately drive customer-base growth. GrubHub remains focused on being the preferred technology (and fullest offering) among three highly fragmented markets: consumers, drivers, and restaurants. Jennison views GrubHub as well-positioned to benefit from the growing food delivery industry.

•

Centene Corp. focuses on serving people who receive health care through publicly sponsored programs, primarily Medicaid. The company has what Jennison considers an impressive track record of expanding its Medicaid business and developing significant additional opportunities in high-acuity programs that serve senior and disabled populations. In addition, Centene’s Affordable Care Act-related commercial

PGIM Jennison Mid-Cap Growth Fund	11

Strategy and Performance Overview (continued)

exchange business is highly profitable, and the company is increasingly focused on the Medicare market. The stock’s decline during the period reflected delays in the implementation of North Carolina’s Medicaid privatization plan, as well as a general overhang on managed-care organizations stemming from Democratic proposals for “Medicare-for-All.” Despite these challenges, Centene is expanding its businesses and has increased its 2019 financial guidance.

•

Stericycle Inc., a medical and hazardous waste disposal company, missed earnings expectations during the period and issued disappointing financial guidance for 2018. Although a transformation plan was also announced, Jennison eliminated in the position in January 2019.

•

Shares of XPO Logistics Inc., a provider of global transportation and logistics services, were weak during the period amid an uncertain US environment and a weak macro-economic environment in Europe, especially France, the UK, and Spain. The position was eliminated in December 2018.

•

Shares of Noble Energy Inc., an oil and natural gas explorer, declined along with its industry peers during the period after fears of weak energy demand due to a potential global economic slowdown drove a sell-off in crude oil prices. With Noble’s growth prospects in the Middle East, efficient use of capital, and prudent cost management, Jennison believes the company could benefit over the medium- to long-term given the stock’s inexpensive valuation relative to its peer group.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top Contributors (%)		Top Detractors (%)
SBA Communications	1.31	Centene	–0.84
ServiceNow	0.97	GrubHub	–0.58
Worldpay	0.90	Stericycle	–0.56
Dollar General	0.77	XPO Logistics	–0.45
Red Hat	0.77	Noble Energy	–0.41

Current outlook

•

The end of 2018 was marked by rising interest rates, global trade uncertainty, and a general increase in market volatility. While some of these concerns may have tapered by period end, some have persisted. Among them:

•	The Fed has withdrawn its tightening stance from last year and may be willing to reverse course to support its accommodative posture.

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•

Global trade disagreements between the US and China continue to grab market attention and create volatility. Although negotiations continue, albeit punctuated with periodic bouts of brinkmanship, the longer it takes to reach agreement, the greater the likelihood this uncertainty will have an economic impact.

•

Earnings growth is likely to decelerate through the remainder of 2019, and it’s not clear to Jennison to what degree and how much this expectation is built in to a market that is already up significantly year to date. On the positive side, US unemployment remains low, cost inflation is controlled, and global monetary easing should support economic growth. However, negative data points—such as lower capital expenditures following a very robust 2018, higher wage inflation, and potential supply chain disruptions from trade disputes—may cause downward earnings revisions.

•

If a more modest earnings growth environment unfolds, Jennison thinks identifying companies that can outgrow market averages will be key to Fund performance, as the market should increasingly reward fundamentals. Jennison believes such a scenario would favor its bottom-up investment approach that focuses on identifying the above-average growers with reasonable valuations.

•	The economic outlook, particularly for cyclical companies, is still uncertain and necessitates close monitoring.

PGIM Jennison Mid-Cap Growth Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Mid-Cap Growth Fund		Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,105.90	1.02%	$5.41
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
Class B	Actual	$1,000.00	$1,100.40	1.99%	$10.54
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Class C	Actual	$1,000.00	$1,101.40	1.76%	$9.32
	Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94
Class R	Actual	$1,000.00	$1,104.40	1.23%	$6.52
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class Z	Actual	$1,000.00	$1,107.60	0.75%	$3.98
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class R2	Actual	$1,000.00	$1,105.40	1.08%	$5.73
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class R4	Actual	$1,000.00	$1,106.90	0.83%	$4.41
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class R6	Actual	$1,000.00	$1,108.50	0.59%	$3.14
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Mid-Cap Growth Fund	15

Schedule of Investments

as of August 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS

Aerospace & Defense 2.5%
Hexcel Corp.	584,464	$49,182,646
L3Harris Technologies, Inc.	158,910	33,595,163

		82,777,809

Auto Components 0.7%
Aptiv PLC	298,011	24,785,575

Biotechnology 2.0%
Alexion Pharmaceuticals, Inc.*	325,076	32,754,658
Exact Sciences Corp.*	147,442	17,578,035
Sage Therapeutics, Inc.*(a)	98,558	16,919,452

		67,252,145

Capital Markets 2.4%
Moody’s Corp.	175,688	37,874,819
TD Ameritrade Holding Corp.	958,895	42,584,527

		80,459,346

Chemicals 1.5%
FMC Corp.	565,666	48,833,946

Commercial Services & Supplies 1.4%
Cintas Corp.	174,927	46,145,743

Communications Equipment 0.6%
Arista Networks, Inc.*(a)	85,729	19,427,906

Construction & Engineering 1.3%
Quanta Services, Inc.	1,311,450	44,458,155

Construction Materials 1.2%
Vulcan Materials Co.	288,543	40,756,699

Consumer Finance 0.5%
SLM Corp.	2,048,409	17,288,572

Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc.*	325,242	53,681,192

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment 2.0%
AMETEK, Inc.	782,729	$67,259,903

Electronic Equipment, Instruments & Components 3.2%
Amphenol Corp. (Class A Stock)	380,877	33,341,973
CDW Corp.	632,055	73,002,352

		106,344,325

Entertainment 1.3%
Take-Two Interactive Software, Inc.*	323,104	42,640,035

Equity Real Estate Investment Trusts (REITs) 4.0%
Equinix, Inc.	85,202	47,396,169
SBA Communications Corp.	323,749	84,961,450

		132,357,619

Food & Staples Retailing 0.9%
US Foods Holding Corp.*	767,574	31,048,368

Food Products 1.8%
Lamb Weston Holdings, Inc.(a)	530,423	37,336,475
McCormick & Co., Inc.	134,081	21,837,772

		59,174,247

Health Care Equipment & Supplies 6.7%
Cooper Cos., Inc. (The)	30,203	9,355,379
DexCom, Inc.*(a)	213,721	36,676,661
Edwards Lifesciences Corp.*	209,884	46,560,666
Hill-Rom Holdings, Inc.	566,190	60,967,339
Insulet Corp.*(a)	186,594	28,767,197
Teleflex, Inc.	119,455	43,472,064

		225,799,306

Health Care Providers & Services 1.5%
Centene Corp.*	1,047,539	48,836,268

Health Care Technology 0.6%
Teladoc Health, Inc.*(a)	350,960	20,313,565

Hotels, Restaurants & Leisure 3.9%
Dunkin’ Brands Group, Inc.(a)	377,108	31,088,784

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Hilton Worldwide Holdings, Inc.	582,594	$53,814,208
Planet Fitness, Inc. (Class A Stock)*	239,675	16,923,452
Vail Resorts, Inc.	126,498	29,888,947

		131,715,391

Household Products 1.3%
Church & Dwight Co., Inc.(a)	547,884	43,710,186

Industrial Conglomerates 2.0%
Roper Technologies, Inc.	185,708	68,110,266

Interactive Media & Services 0.5%
Pinterest, Inc. (Class A Stock)*(a)	508,676	17,508,628

Internet & Direct Marketing Retail 0.8%
Etsy, Inc.*	493,712	26,063,057

IT Services 9.1%
Fidelity National Information Services, Inc.	685,900	93,433,298
Fiserv, Inc.*(a)	739,052	79,034,221
FleetCor Technologies, Inc.*(a)	207,427	61,896,217
Global Payments, Inc.	420,412	69,779,983

		304,143,719

Life Sciences Tools & Services 2.7%
IQVIA Holdings, Inc.*	470,176	72,947,806
Mettler-Toledo International, Inc.*	28,730	18,869,577

		91,817,383

Machinery 2.4%
Fortive Corp.	373,469	26,478,952
IDEX Corp.	163,573	26,942,109
Ingersoll-Rand PLC	228,549	27,674,998

		81,096,059

Mortgage Real Estate Investment Trusts (REITs) 1.3%
Starwood Property Trust, Inc.	1,909,998	44,751,253

Multiline Retail 1.8%
Dollar General Corp.	392,154	61,211,318

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 0.9%
Noble Energy, Inc.	1,259,414	$28,437,568

Pharmaceuticals 0.9%
Catalent, Inc.*	574,353	30,291,377

Professional Services 5.2%
CoStar Group, Inc.*	95,053	58,445,238
IHS Markit Ltd.*	1,108,415	72,723,108
Verisk Analytics, Inc.	274,264	44,304,607

		175,472,953

Real Estate Management & Development 3.0%
CBRE Group, Inc. (Class A Stock)*	1,301,198	68,013,619
Howard Hughes Corp. (The)*	255,544	32,267,541

		100,281,160

Road & Rail 0.8%
J.B. Hunt Transport Services, Inc.	252,011	27,227,268

Semiconductors & Semiconductor Equipment 7.2%
Analog Devices, Inc.	480,423	52,764,858
Lam Research Corp.	123,147	25,923,675
Marvell Technology Group Ltd.	3,378,455	80,981,566
Microchip Technology, Inc.(a)	308,265	26,612,518
Universal Display Corp.	131,641	27,048,276
Xilinx, Inc.	260,680	27,126,361

		240,457,254

Software 10.2%
Coupa Software, Inc.*(a)	184,212	25,592,573
CyberArk Software Ltd. (Israel)*	87,649	9,846,489
Guidewire Software, Inc.*	553,909	53,274,968
HubSpot, Inc.*	202,710	40,477,133
Palo Alto Networks, Inc.*	167,738	34,154,812
Paycom Software, Inc.*	94,827	23,718,129
Proofpoint, Inc.*	343,245	38,996,064
ServiceNow, Inc.*(a)	208,691	54,643,651
Splunk, Inc.*	530,493	59,319,727

		340,023,546

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail 6.2%
Advance Auto Parts, Inc.	196,262	$27,074,343
Burlington Stores, Inc.*	352,694	71,417,008
Five Below, Inc.*	156,035	19,172,020
Ross Stores, Inc.	475,426	50,399,910
Ulta Beauty, Inc.*(a)	168,142	39,972,398

		208,035,679

TOTAL LONG-TERM INVESTMENTS (cost $1,994,172,696)		3,279,994,789

SHORT-TERM INVESTMENTS 7.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	69,122,906	69,122,906
PGIM Institutional Money Market Fund (cost $184,285,289; includes $183,878,066 of cash collateral for securities on loan)(b)(w)	184,283,192	184,301,620

TOTAL SHORT-TERM INVESTMENTS (cost $253,408,195)		253,424,526

TOTAL INVESTMENTS 105.5% (cost $2,247,580,891)		3,533,419,315
Liabilities in excess of other assets (5.5)%		(184,375,746)

NET ASSETS 100.0%		$3,349,043,569

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $179,370,455; cash collateral of $183,878,066 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	21

Schedule of Investments (continued)

as of August 31, 2019

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$82,777,809	$—	$—
Auto Components	24,785,575	—	—
Biotechnology	67,252,145	—	—
Capital Markets	80,459,346	—	—
Chemicals	48,833,946	—	—
Commercial Services & Supplies	46,145,743	—	—
Communications Equipment	19,427,906	—	—
Construction & Engineering	44,458,155	—	—
Construction Materials	40,756,699	—	—
Consumer Finance	17,288,572	—	—
Diversified Consumer Services	53,681,192	—	—
Electrical Equipment	67,259,903	—	—
Electronic Equipment, Instruments & Components	106,344,325	—	—
Entertainment	42,640,035	—	—
Equity Real Estate Investment Trusts (REITs)	132,357,619	—	—
Food & Staples Retailing	31,048,368	—	—
Food Products	59,174,247	—	—
Health Care Equipment & Supplies	225,799,306	—	—
Health Care Providers & Services	48,836,268	—	—
Health Care Technology	20,313,565	—	—
Hotels, Restaurants & Leisure	131,715,391	—	—
Household Products	43,710,186	—	—
Industrial Conglomerates	68,110,266	—	—
Interactive Media & Services	17,508,628	—	—
Internet & Direct Marketing Retail	26,063,057	—	—
IT Services	304,143,719	—	—
Life Sciences Tools & Services	91,817,383	—	—
Machinery	81,096,059	—	—
Mortgage Real Estate Investment Trusts (REITs)	44,751,253	—	—
Multiline Retail	61,211,318	—	—
Oil, Gas & Consumable Fuels	28,437,568	—	—
Pharmaceuticals	30,291,377	—	—
Professional Services	175,472,953	—	—
Real Estate Management & Development	100,281,160	—	—
Road & Rail	27,227,268	—	—
Semiconductors & Semiconductor Equipment	240,457,254	—	—
Software	340,023,546	—	—
Specialty Retail	208,035,679	—	—
Affiliated Mutual Funds	253,424,526	—	—

Total	$3,533,419,315	$—	$—

See Notes to Financial Statements.

22

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Software	10.2%
IT Services	9.1
Affiliated Mutual Funds (5.5% represents investments purchased with collateral from securities on loan)	7.6
Semiconductors & Semiconductor Equipment	7.2
Health Care Equipment & Supplies	6.7
Specialty Retail	6.2
Professional Services	5.2
Equity Real Estate Investment Trusts (REITs)	4.0
Hotels, Restaurants & Leisure	3.9
Electronic Equipment, Instruments & Components	3.2
Real Estate Management & Development	3.0
Life Sciences Tools & Services	2.7
Aerospace & Defense	2.5
Machinery	2.4
Capital Markets	2.4
Industrial Conglomerates	2.0
Electrical Equipment	2.0
Biotechnology	2.0
Multiline Retail	1.8
Food Products	1.8
Diversified Consumer Services	1.6
Health Care Providers & Services	1.5

Chemicals	1.5%
Commercial Services & Supplies	1.4
Mortgage Real Estate Investment Trusts (REITs)	1.3
Construction & Engineering	1.3
Household Products	1.3
Entertainment	1.3
Construction Materials	1.2
Food & Staples Retailing	0.9
Pharmaceuticals	0.9
Oil, Gas & Consumable Fuels	0.9
Road & Rail	0.8
Internet & Direct Marketing Retail	0.8
Auto Components	0.7
Health Care Technology	0.6
Communications Equipment	0.6
Interactive Media & Services	0.5
Consumer Finance	0.5

105.5
Liabilities in excess of other assets	(5.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$179,370,455	$(179,370,455)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	23

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $179,370,455:
Unaffiliated investments (cost $1,994,172,696)	$3,279,994,789
Affiliated investments (cost $253,408,195)	253,424,526
Receivable for investments sold	6,831,002
Receivable for Fund shares sold	4,090,224
Dividends receivable	1,492,061
Prepaid expenses and other assets	57,045

Total Assets	3,545,889,647

Liabilities
Payable to broker for collateral for securities on loan	183,878,066
Payable for Fund shares reacquired	9,457,147
Management fee payable	1,607,031
Accrued expenses and other liabilities	1,433,286
Distribution fee payable	343,347
Affiliated transfer agent fee payable	127,201

Total Liabilities	196,846,078

Net Assets	$3,349,043,569

Net assets were comprised of:
Common stock, at par	$106,802
Paid-in capital in excess of par	1,471,511,303
Total distributable earnings (loss)	1,877,425,464

Net assets, August 31, 2019	$3,349,043,569

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($929,800,796 ÷ 31,680,247 shares of common stock issued and outstanding)	$29.35
Maximum sales charge (5.50% of offering price)	1.71

Maximum offering price to public	$31.06

Class B
Net asset value, offering price and redemption price per share,
($5,887,696 ÷ 300,139 shares of common stock issued and outstanding)	$19.62

Class C
Net asset value, offering price and redemption price per share,
($48,646,244 ÷ 2,461,090 shares of common stock issued and outstanding)	$19.77

Class R
Net asset value, offering price and redemption price per share,
($137,975,329 ÷ 4,958,425 shares of common stock issued and outstanding)	$27.83

Class Z
Net asset value, offering price and redemption price per share,
($1,550,110,968 ÷ 47,202,163 shares of common stock issued and outstanding)	$32.84

Class R2
Net asset value, offering price and redemption price per share,
($539,188 ÷ 16,263 shares of common stock issued and outstanding)	$33.15

Class R4
Net asset value, offering price and redemption price per share,
($164,088 ÷ 4,923 shares of common stock issued and outstanding)	$33.33

Class R6
Net asset value, offering price and redemption price per share,
($675,919,260 ÷ 20,178,829 shares of common stock issued and outstanding)	$33.50

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	25

Statement of Operations

Year Ended August 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $192 foreign withholding tax)	$26,432,430
Affiliated dividend income	1,633,368
Income from securities lending, net (including affiliated income of $525,067)	638,680

Total income	28,704,478

Expenses
Management fee	21,722,699
Distribution fee(a)	4,762,661
Shareholder servicing fees(a)	402
Transfer agent’s fees and expenses (including affiliated expense of $727,659)(a)	5,914,119
Shareholders’ reports	295,440
Custodian and accounting fees	258,078
Registration fees(a)	172,485
Directors’ fees	80,989
Legal fees and expenses	41,008
Audit fee	24,050
Miscellaneous	104,277

Total expenses	33,376,208
Less: Fee waiver and/or expense reimbursement(a)	(55,696)
Distribution fee waiver(a)	(360,981)

Net expenses	32,959,531

Net investment income (loss)	(4,255,053)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(22,195))	701,177,840
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,109)	(465,159,701)

Net gain (loss) on investment transactions	236,018,139

Net Increase (Decrease) In Net Assets Resulting From Operations	$231,763,086

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	2,817,657	81,198	780,123	1,082,942	—	741	—	—
Shareholder servicing fees	—	—	—	—	—	296	106	—
Transfer agent’s fees and expenses	1,673,936	39,634	104,958	224,676	3,861,048	573	226	9,068
Registration fees	30,753	17,311	17,932	17,069	35,409	15,756	15,756	22,499
Fee waiver and/or expense reimbursement	—	(23,966)	—	—	—	(15,902)	(15,828)	—
Distribution fee waiver	—	—	—	(360,981)	—	—	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended August 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(4,255,053)	$(6,983,265)
Net realized gain (loss) on investment transactions		701,177,840	1,234,358,515
Net change in unrealized appreciation (depreciation) on investments		(465,159,701)	(252,685,252)

Net increase (decrease) in net assets resulting from operations		231,763,086	974,689,998

Dividends and Distributions
Distributions from distributable earnings*
Class A		(269,689,407)	—
Class B		(3,581,798)	—
Class C		(36,233,478)	—
Class R		(43,688,425)	—
Class Z		(562,044,355)	—
Class R2		(83,104)	—
Class R4		(21,329)	—
Class R6		(217,559,085)	—

		(1,132,900,981)	—

Distributions from net realized gains*
Class A			(184,432,771)
Class B			(2,495,280)
Class C			(19,761,566)
Class R			(25,555,099)
Class Z			(405,439,242)
Class R6			(202,439,947)

		*	(840,123,905)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		665,816,157	994,475,124
Net asset value of shares issued in reinvestment of dividends and distributions		1,067,714,280	768,732,705
Cost of shares reacquired		(2,675,290,191)	(3,631,436,559)

Net increase (decrease) in net assets from Fund share transactions		(941,759,754)	(1,868,228,730)

Total increase (decrease)		(1,842,897,649)	(1,733,662,637)

Net Assets:
Beginning of year		5,191,941,218	6,925,603,855

End of year(a)		$3,349,043,569	$5,191,941,218

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$1,897,008

*	For the year ended August 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	27

Notes to Financial Statements

Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. PGIM Jennison Mid-Cap Growth Fund (the “Fund”) is the sole series of the Company.

The investment objective of the Fund is to achieve long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

28

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant

PGIM Jennison Mid-Cap Growth Fund	29

Notes to Financial Statements (continued)

to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also

30

continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. On January 18, 2019, the Internal Revenue Service issued final regulations that expressly permit RICs to pass through this “qualified business income” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss)

PGIM Jennison Mid-Cap Growth Fund	31

Notes to Financial Statements (continued)

are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion and 0.55% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.56% for the year ended August 31, 2019.

The Manager has contractually agreed, through December 31, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.99% of average daily net assets for Class B shares. Separately, the Manager has contractually agreed, through December 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer

32

agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.08% of average daily net assets for Class R2 shares or 0.83% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through December 31, 2020 to limit such expenses to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended August 31, 2019, PIMS received $325,542 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2019, PIMS received $9,689, $3,008 and $1,839 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Jennison Mid-Cap Growth Fund	33

Notes to Financial Statements (continued)

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2019, were $1,201,721,778 and $3,322,923,444, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2019, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$41,243,606	$1,574,370,116	$1,546,490,816	$—	$—	$69,122,906	69,122,906	$1,633,368

PGIM Institutional Money Market Fund*
227,137,479	2,023,196,675	2,066,011,448	1,109	(22,195)	184,301,620	184,283,192	525,067	**

$268,381,085	$3,597,566,791	$3,612,502,264	$1,109	$(22,195)	$253,424,526		$2,158,435

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended August 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $407,078 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended August 31, 2019, the tax character of dividends paid by the Fund was $1,132,900,981 of long-term capital gains. For the year ended August 31, 2018, the tax character of dividends paid by the Fund were $62,705,108 of ordinary income and $777,418,797 of long-term capital gains.

As of August 31, 2019, the accumulated undistributed earnings on a tax basis was $611,698,712 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,263,844,588	$1,309,584,374	$(40,009,647)	$1,269,574,727

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax adjustments.

The Fund elected to treat late year losses of approximately $3,848,000 as having been incurred in the following fiscal year (August 31, 2020).

PGIM Jennison Mid-Cap Growth Fund	35

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion shares of $0.001 par value common stock authorized divided into nine classes, designated Class A, Class B, Class C, Class R6, Class R, Class Z, Class T, Class R2 and Class R4 which consists of 345 million, 5 million, 25 million, 400 million, 125 million, 800 million, 100 million, 100 million and 100 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 358 Class R2 shares and 358 Class R4 shares of the Fund. At reporting period end, four shareholders of record, each holding greater than 5% of the Fund, held 47% of the Fund’s outstanding shares.

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2019:
Shares sold	4,563,587	$126,318,614
Shares issued in reinvestment of dividends and distributions	10,431,846	247,026,112
Shares reacquired	(15,045,717)	(436,056,341)

Net increase (decrease) in shares outstanding before conversion	(50,284)	(62,711,615)
Shares issued upon conversion from other share class(es)	1,784,107	49,727,243
Shares reacquired upon conversion into other share class(es)	(273,879)	(8,226,486)

Net increase (decrease) in shares outstanding	1,459,944	$(21,210,858)

Year ended August 31, 2018:
Shares sold	3,274,094	$119,826,040
Shares issued in reinvestment of dividends and distributions	4,653,712	162,461,102
Shares reacquired	(16,309,800)	(598,436,705)

Net increase (decrease) in shares outstanding before conversion	(8,381,994)	(316,149,563)
Shares issued upon conversion from other share class(es)	282,454	10,578,282
Shares reacquired upon conversion into other share class(es)	(828,355)	(30,634,838)

Net increase (decrease) in shares outstanding	(8,927,895)	$(336,206,119)

Class B
Year ended August 31, 2019:
Shares sold	20,174	$366,653
Shares issued in reinvestment of dividends and distributions	220,164	3,507,211
Shares reacquired	(135,437)	(2,684,717)

Net increase (decrease) in shares outstanding before conversion	104,901	1,189,147
Shares reacquired upon conversion into other share class(es)	(214,091)	(4,093,289)

Net increase (decrease) in shares outstanding	(109,190)	$(2,904,142)

Year ended August 31, 2018:
Shares sold	9,196	$265,255
Shares issued in reinvestment of dividends and distributions	86,787	2,358,008
Shares reacquired	(114,519)	(3,308,719)

Net increase (decrease) in shares outstanding before conversion	(18,536)	(685,456)
Shares reacquired upon conversion into other share class(es)	(138,376)	(4,119,562)

Net increase (decrease) in shares outstanding	(156,912)	$(4,805,018)

Class C
Year ended August 31, 2019:
Shares sold	410,945	$7,191,972
Shares issued in reinvestment of dividends and distributions	2,011,655	32,246,836
Shares reacquired	(1,411,025)	(26,199,418)

Net increase (decrease) in shares outstanding before conversion	1,011,575	13,239,390
Shares reacquired upon conversion into other share class(es)	(2,428,678)	(46,368,806)

Net increase (decrease) in shares outstanding	(1,417,103)	$(33,129,416)

Year ended August 31, 2018:
Shares sold	277,564	$7,890,180
Shares issued in reinvestment of dividends and distributions	614,490	16,714,114
Shares reacquired	(944,007)	(27,356,615)

Net increase (decrease) in shares outstanding before conversion	(51,953)	(2,752,321)
Shares reacquired upon conversion into other share class(es)	(238,761)	(6,977,793)

Net increase (decrease) in shares outstanding	(290,714)	$(9,730,114)

PGIM Jennison Mid-Cap Growth Fund	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended August 31, 2019:
Shares sold	700,069	$19,764,127
Shares issued in reinvestment of dividends and distributions	1,888,244	42,447,723
Shares reacquired	(2,178,794)	(59,387,078)

Net increase (decrease) in shares outstanding before conversion	409,519	2,824,772
Shares reacquired upon conversion into other share class(es)	(393)	(10,343)

Net increase (decrease) in shares outstanding	409,126	$2,814,429

Year ended August 31, 2018:
Shares sold	517,595	$18,440,165
Shares issued in reinvestment of dividends and distributions	731,452	24,679,186
Shares reacquired	(2,103,976)	(74,998,300)

Net increase (decrease) in shares outstanding before conversion	(854,929)	(31,878,949)
Shares issued upon conversion from other share class(es)	779	26,180
Shares reacquired upon conversion into other share class(es)	(64)	(2,288)

Net increase (decrease) in shares outstanding	(854,214)	$(31,855,057)

Class Z
Year ended August 31, 2019:
Shares sold	11,862,523	$389,572,175
Shares issued in reinvestment of dividends and distributions	20,421,217	539,936,962
Shares reacquired	(48,288,680)	(1,540,341,356)

Net increase (decrease) in shares outstanding before conversion	(16,004,940)	(610,832,219)
Shares issued upon conversion from other share class(es)	380,946	12,771,985
Shares reacquired upon conversion into other share class(es)	(162,010)	(5,187,511)

Net increase (decrease) in shares outstanding	(15,786,004)	$(603,247,745)

Year ended August 31, 2018:
Shares sold	13,561,725	$538,299,892
Shares issued in reinvestment of dividends and distributions	10,009,992	376,976,306
Shares reacquired	(46,717,751)	(1,862,959,871)

Net increase (decrease) in shares outstanding before conversion	(23,146,034)	(947,683,673)
Shares issued upon conversion from other share class(es)	822,180	32,967,968
Shares reacquired upon conversion into other share class(es)	(2,180,092)	(89,333,137)

Net increase (decrease) in shares outstanding	(24,503,946)	$(1,004,048,842)

Class R2
Year ended August 31, 2019:
Shares sold	14,607	$519,153
Shares issued in reinvestment of dividends and distributions	3,107	83,104
Shares reacquired	(1,710)	(53,646)

Net increase (decrease) in shares outstanding	16,004	$548,611

Period ended August 31, 2018*:
Shares sold	259	$10,000

Net increase (decrease) in shares outstanding	259	$10,000

38

Class R4	Shares	Amount
Year ended August 31, 2019:
Shares sold	4,894	$169,633
Shares issued in reinvestment of dividends and distributions	99	2,643
Shares reacquired	(329)	(9,989)

Net increase (decrease) in shares outstanding	4,664	$162,287

Period ended August 31, 2018*:
Shares sold	259	$10,000

Net increase (decrease) in shares outstanding	259	$10,000

Class R6
Year ended August 31, 2019:
Shares sold	3,728,426	$121,913,830
Shares issued in reinvestment of dividends and distributions	7,518,147	202,463,689
Shares reacquired	(18,485,133)	(610,557,646)

Net increase (decrease) in shares outstanding before conversion	(7,238,560)	(286,180,127)
Shares issued upon conversion from other share class(es)	45,233	1,488,043
Shares reacquired upon conversion into other share class(es)	(3,447)	(100,836)

Net increase (decrease) in shares outstanding	(7,196,774)	$(284,792,920)

Year ended August 31, 2018:
Shares sold	7,714,072	$309,733,592
Shares issued in reinvestment of dividends and distributions	4,872,479	185,543,989
Shares reacquired	(26,345,880)	(1,064,376,349)

Net increase (decrease) in shares outstanding before conversion	(13,759,329)	(569,098,768)
Shares issued upon conversion from other share class(es)	2,124,745	87,754,838
Shares reacquired upon conversion into other share class(es)	(6,498)	(259,650)

Net increase (decrease) in shares outstanding	(11,641,082)	$(481,603,580)

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a

PGIM Jennison Mid-Cap Growth Fund	39

Notes to Financial Statements (continued)

per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2019. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $4,039,000, borrowed at a weighted average interest rate of 3.70%. The maximum loan outstanding amount during the period was $5,554,000. At August 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and

40

such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU

PGIM Jennison Mid-Cap Growth Fund	41

Notes to Financial Statements (continued)

effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

42

Financial Highlights

Class A Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$38.18	$37.70	$34.76	$37.93	$40.94
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.13)	(0.08)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investment transactions	1.46	5.66	5.27	0.13	1.36
Total from investment operations	1.37	5.53	5.19	- (b)	1.24
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$29.35	$38.18	$37.70	$34.76	$37.93
Total Return(c):	9.98%	15.93%	15.72%	0.14%	3.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$929,801	$1,153,936	$1,475,747	$2,444,209	$3,309,898
Average net assets (000)	$939,210	$1,331,811	$1,964,894	$2,840,531	$3,508,750
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.07%	1.06%	1.06%	1.06%	1.05%
Expenses before waivers and/or expense reimbursement	1.07%	1.06%	1.06%	1.06%	1.05%
Net investment income (loss)	(0.32)%	(0.34)%	(0.23)%	(0.37)%	(0.29)%
Portfolio turnover rate(f)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	43

Financial Highlights (continued)

Class B Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.53	$30.47	$28.71	$32.09	$35.51
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.35)	(0.27)	(0.31)	(0.34)
Net realized and unrealized gain (loss) on investment transactions	0.55	4.46	4.28	0.10	1.17
Total from investment operations	0.29	4.11	4.01	(0.21)	0.83
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$19.62	$29.53	$30.47	$28.71	$32.09
Total Return(b):	8.92%	14.94%	14.88%	(0.53)%	2.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,888	$12,088	$17,253	$22,560	$32,455
Average net assets (000)	$8,120	$14,829	$19,198	$26,408	$36,900
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.99%	1.94%	1.76%	1.76%	1.75%
Expenses before waivers and/or expense reimbursement	2.29%	1.94%	1.76%	1.76%	1.75%
Net investment income (loss)	(1.24)%	(1.22)%	(0.94)%	(1.07)%	(0.99)%
Portfolio turnover rate(e)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class C Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.61	$30.48	$28.71	$32.10	$35.51
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.28)	(0.27)	(0.31)	(0.34)
Net realized and unrealized gain (loss) on investment transactions	0.56	4.46	4.29	0.09	1.18
Total from investment operations	0.36	4.18	4.02	(0.22)	0.84
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$19.77	$29.61	$30.48	$28.71	$32.10
Total Return(b):	9.19%	15.19%	14.91%	(0.57)%	2.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,646	$114,841	$127,048	$152,365	$190,609
Average net assets (000)	$78,014	$121,294	$137,699	$165,788	$209,566
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.74%	1.69%	1.76%	1.76%	1.75%
Expenses before waivers and/or expense reimbursement	1.74%	1.69%	1.76%	1.76%	1.75%
Net investment income (loss)	(0.99)%	(0.98)%	(0.93)%	(1.07)%	(1.00)%
Portfolio turnover rate(e)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	45

Financial Highlights (continued)

Class R Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$36.85	$36.61	$33.89	$37.13	$40.23
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.19)	(0.15)	(0.19)	(0.19)
Net realized and unrealized gain (loss) on investment transactions	1.32	5.48	5.12	0.12	1.34
Total from investment operations	1.18	5.29	4.97	(0.07)	1.15
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$27.83	$36.85	$36.61	$33.89	$37.13
Total Return(b):	9.74%	15.73%	15.46%	(0.05)%	2.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$137,975	$167,650	$197,803	$239,720	$324,329
Average net assets (000)	$144,398	$186,452	$215,521	$272,878	$361,697
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.24%	1.26%	1.26%	1.25%
Expenses before waivers and/or expense reimbursement	1.50%	1.49%	1.51%	1.51%	1.50%
Net investment income (loss)	(0.51)%	(0.52)%	(0.43)%	(0.57)%	(0.50)%
Portfolio turnover rate(e)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.27	$40.26	$36.87	$39.93	$42.76
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)	0.02	(0.03)	-	(b)
Net realized and unrealized gain (loss) on investment transactions	1.78	6.09	5.62	0.14	1.42
Total from investment operations	1.77	6.06	5.64	0.11	1.42
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$32.84	$41.27	$40.26	$36.87	$39.93
Total Return(c):	10.29%	16.26%	16.05%	0.43%	3.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,550,111	$2,599,235	$3,522,414	$3,909,489	$4,805,518
Average net assets (000)	$1,902,093	$3,091,013	$3,529,158	$4,229,836	$5,173,326
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.79%	0.80%	0.76%	0.76%	0.75%
Expenses before waivers and/or expense reimbursement	0.79%	0.80%	0.76%	0.76%	0.75%
Net investment income (loss)	(0.04)%	(0.08)%	0.07%	(0.07)%	-%	(f)
Portfolio turnover rate(g)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Less than 0.005%.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	47

Financial Highlights (continued)

Class R2 Shares
	Year Ended August 31, 2019	December 27, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.65	$38.58
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	1.81	3.18
Total from investment operations	1.70	3.07
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	-
Net asset value, end of period	$33.15	$41.65
Total Return(c):	9.93%	7.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$539	$11
Average net assets (000)	$296	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	(e)
Expenses before waivers and/or expense reimbursement	6.45%	244.89%	(e)
Net investment income (loss)	(0.35)%	(0.39)%	(e)
Portfolio turnover rate(f)	31%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R4 Shares
	Year Ended August 31, 2019	December 27, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.72	$38.58
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.84	3.18
Total from investment operations	1.81	3.14
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	-
Net asset value, end of period	$33.33	$41.72
Total Return(c):	10.24%	8.14%

Ratios/Supplemental Data:
Net assets, end of period (000)	$164	$11
Average net assets (000)	$106	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	(e)
Expenses before waivers and/or expense reimbursement	15.83%	244.44%	(e)
Net investment income (loss)	(0.09)%	(0.14)%	(e)
Portfolio turnover rate(f)	31%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	49

Financial Highlights (continued)

Class R6 Shares
		Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.80	$40.63	$37.13	$40.13	$42.89
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.09	0.04	0.06
Net realized and unrealized gain (loss) on investment transactions	1.85	6.16	5.66	0.13	1.43
Total from investment operations	1.90	6.22	5.75	0.17	1.49
Less Dividends and Distributions:
Distributions from net realized gains	(10.20)	(5.05)	(2.25)	(3.17)	(4.25)
Net asset value, end of year	$33.50	$41.80	$40.63	$37.13	$40.13
Total Return(b):	10.52%	16.53%	16.24%	0.58%	3.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$675,919	$1,144,170	$1,585,340	$964,093	$904,800
Average net assets (000)	$786,436	$1,584,359	$1,307,593	$914,522	$794,215
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.58%	0.58%	0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.59%	0.58%	0.58%	0.58%	0.58%
Net investment income (loss)	0.15%	0.15%	0.25%	0.10%	0.15%
Portfolio turnover rate(e)	31%	36%	34%	24%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Mid-Cap Growth Fund and Board of Directors

Prudential Jennison Mid-Cap Growth Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Mid-Cap Growth Fund, a series of Prudential Jennison Mid-Cap Growth Fund, Inc., (the Fund), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 18, 2019

PGIM Jennison Mid-Cap Growth Fund	51

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2019, the Fund reports the maximum amount allowed per share, but not less than $10.20 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2019.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Mid-Cap Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Mid-Cap Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Mid-Cap Growth Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Mid-Cap Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Mid-Cap Growth Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Mid-Cap Growth Fund is the sole series of Prudential Jennison Mid-Cap Growth Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Mid-Cap Growth Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Mid-Cap Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•	The Board considered that the Fund experienced strong absolute returns over all rolling periods.
•

The Board also considered PGIM Investments’ assertion that, due to the investment style pursued by the Fund’s investment team, the Fund typically does well during market downturns, when volatility rises and investors reward safety and quality. In this regard, the Board noted that over the 10-year period ended December 31, 2018, the Fund had outperformed its benchmark index in six of the eight calendar quarters where there was negative performance by the benchmark index and ranked in the first quartile of its Peer Universe. The Board also noted that the Fund outperformed its benchmark index and ranked in the second quartile (38th percentile) of its Peer Universe during the first quarter of 2019.

•	The Board further noted that, for the fourth calendar quarter of 2018, when volatility spiked, the Fund outperformed its benchmark index.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the operating expenses of the Fund’s Class B shares at 1.99% through December 31, 2019.

•

The Board and PGIM Investments also agreed to retain the existing expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 1.08% for Class R2 shares and 0.83% for Class R4 shares through December 31, 2019.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Mid-Cap Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Mid-Cap Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MID-CAP GROWTH FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	PEEAX	PEEBX	PEGCX	JDERX	PEGZX	PEGEX	PEGGX	PJGQX
CUSIP	74441C105	74441C204	74441C303	74441C600	74441C808	74441C865	74441C857	74441C881

MF173E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,050 and $28,812 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(c) Tax Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(d) All Other Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the

Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph

will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2019 and August 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Mid-Cap Growth Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 18, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 18, 2019